Exhibit 99.2

SEGMENT RESULTS (UNAUDITED)

Commencing with the quarter and fiscal year ended September 30, 2013, Raymond James Financial, Inc. (the "Company") will begin reporting its financial results based on five reportable segments (reduced from eight reportable segments). The reportable segments going forward are as follows: Private Client Group, Capital Markets, Asset Management, RJ Bank and Other. The following historical financial information reflects the impact of this change (note that the historic Asset Management and RJ Bank segments are not impacted by this change):

Fiscal Year 2013
	Quarter Ended			Year to date
	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2013
Revenues:	(in thousands)
Private Client Group	$714,302	$728,822	$744,990	$2,188,114
Capital Markets	253,143	226,477	224,516	704,136
Asset Management	65,629	69,541	76,805	211,975
RJ Bank	92,050	89,821	83,068	264,939
Other	25,459	70,062	22,982	118,503
Intersegment eliminations	(13,074)	(14,425)	(14,633)	(42,132)
Total revenues	$1,137,509	$1,170,298	$1,137,728	$3,445,535

Pre-tax income (excluding noncontrolling interests):
Private Client Group	$53,450	$53,584	$58,664	$165,698
Capital Markets	29,253	16,389	16,047	61,689
Asset Management	20,943	20,860	23,928	65,731
RJ Bank	67,943	64,276	62,881	195,100
Other	(32,442)	(24,092)	(29,466)	(86,000)
Pre-tax income (excluding noncontrolling interests)	139,147	131,017	132,054	402,218
Add: net income (loss) attributable to noncontrolling interests	8,020	28,286	(3,157)	33,149
Income including noncontrolling interests and before provision for income taxes	$147,167	$159,303	$128,897	$435,367

Net interest income:
Private Client Group	$21,562	$21,030	$21,870	$64,462
Capital Markets	2,098	1,128	172	3,398
Asset Management	24	14	18	56
RJ Bank	87,746	85,197	83,313	256,256
Other	(16,325)	(16,540)	(16,189)	(49,054)
Net interest income	$95,105	$90,829	$89,184	$275,118

Assets:
Private Client Group	$7,796,984	$7,276,784	$7,171,216	$7,171,216
Capital Markets	2,560,347	2,830,458	2,245,285	2,245,285
Asset Management	100,768	127,152	149,237	149,237
RJ Bank	10,089,759	10,319,479	10,536,156	10,536,156
Other	1,728,113	2,181,272	2,112,297	2,112,297
Total assets	$22,275,971	$22,735,145	$22,214,191	$22,214,191

(continued on next page)

Exhibit 99.2

Raymond James Financial, Inc.
Segment Results (Unaudited)
(continued from previous page)

Fiscal Year 2012
	Quarter Ended				Fiscal Year Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2012
Revenues:	(in thousands)
Private Client Group	$531,060	$570,499	$687,008	$696,103	$2,484,670
Capital Markets	140,817	173,653	262,365	244,017	820,852
Asset Management	56,795	58,217	60,611	61,601	237,224
RJ Bank	77,416	83,136	90,289	94,852	345,693
Other	3,134	16,660	28,610	10,008	58,412
Intersegment eliminations	(10,405)	(12,312)	(13,121)	(13,113)	(48,951)
Total revenues	$798,817	$889,853	$1,115,762	$1,093,468	$3,897,900

Pre-tax income (excluding noncontrolling interests):
Private Client Group	$50,614	$47,679	$65,480	$51,318	$215,091
Capital Markets	7,452	21,013	25,614	21,676	75,755
Asset Management	15,813	16,621	17,030	17,777	67,241
RJ Bank	53,003	57,313	59,801	70,041	240,158
Other	(16,031)	(31,129)	(43,055)	(36,505)	(126,720)
Pre-tax income (excluding noncontrolling interests)	110,851	111,497	124,870	124,307	471,525
Add: net income (loss) attributable to noncontrolling interests	(6,203)	(3,595)	13,121	(6,927)	(3,604)
Income including noncontrolling interests and before provision for income taxes	$104,648	$107,902	$137,991	$117,380	$467,921

Net interest income:
Private Client Group	$19,447	$20,526	$22,854	$22,000	$84,827
Capital Markets	1,305	1,225	1,802	2,309	6,641
Asset Management	16	10	19	(62)	(17)
RJ Bank	72,729	78,238	84,571	86,486	322,024
Other	(7,441)	(9,063)	(17,614)	(17,468)	(51,586)
Net interest income	$86,056	$90,936	$91,632	$93,265	$361,889

Assets:
Private Client Group	$6,367,413	$6,174,981	$6,637,035	$6,917,562	$6,917,562
Capital Markets	1,607,564	1,752,889	2,841,619	2,558,143	2,558,143
Asset Management	61,965	66,240	74,682	81,838	81,838
RJ Bank	8,791,526	8,950,761	9,383,333	9,701,996	9,701,996
Other	1,063,098	2,330,505	2,233,886	1,900,726	1,900,726
Total assets	$17,891,566	$19,275,376	$21,170,555	$21,160,265	$21,160,265

(continued on next page)

Exhibit 99.2

Raymond James Financial, Inc.
Segment Results (Unaudited)
(continued from previous page)

Fiscal Year 2011
	Quarter Ended				Fiscal Year Ended
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2011
Revenues:	(in thousands)
Private Client Group	$521,181	$558,111	$558,519	$554,611	$2,192,422
Capital Markets	181,615	189,371	177,144	159,330	707,460
Asset Management	55,587	55,341	58,458	57,125	226,511
RJ Bank	77,441	69,099	67,836	67,616	281,992
Other	4,073	3,299	15,002	4,955	27,329
Intersegment eliminations	(9,564)	(8,477)	(8,747)	(9,040)	(35,828)
Total revenues	$830,333	$866,744	$868,212	$834,597	$3,399,886

Pre-tax income (excluding noncontrolling interests):
Private Client Group	$56,264	$46,320	$53,640	$64,075	$220,299
Capital Markets	24,967	34,881	16,901	5,772	82,521
Asset Management	15,594	15,227	17,593	17,762	66,176
RJ Bank	46,464	42,256	42,093	42,180	172,993
Other	(12,775)	(12,447)	(51,560)	(3,960)	(80,742)
Pre-tax income (excluding noncontrolling interests)	130,514	126,237	78,667	125,829	461,247
Add: net income (loss) attributable to noncontrolling interests	(3,768)	(1,999)	2,412	(7,147)	(10,502)
Income including noncontrolling interests and before provision for income taxes	$126,746	$124,238	$81,079	$118,682	$450,745

Net interest income:
Private Client Group	$16,676	$17,544	$18,671	$18,833	$71,724
Capital Markets	1,651	2,405	832	1,278	6,166
Asset Management	28	24	26	29	107
RJ Bank	74,353	66,786	65,104	65,063	271,306
Other	(4,826)	(4,635)	(6,626)	(6,728)	(22,815)
Net interest income	$87,882	$82,124	$78,007	$78,475	$326,488

Assets:
Private Client Group	$4,793,593	$5,184,578	$5,295,871	$6,398,984	$6,398,984
Capital Markets	1,557,305	1,517,800	1,621,631	1,553,336	1,553,336
Asset Management	57,604	59,126	63,383	61,793	61,793
RJ Bank	7,570,337	7,574,468	7,902,969	8,741,975	8,741,975
Other	870,999	948,207	1,233,255	1,250,907	1,250,907
Total assets	$14,849,838	$15,284,179	$16,117,109	$18,006,995	$18,006,995

Exhibit 99.2

Raymond James Financial, Inc.
Private Client Group
Segment Results (Unaudited)

	Fiscal 2013				Fiscal 2012					Fiscal 2011
	Three months ended			Year to date	Three months ended				Fiscal year ended	Three months ended				Fiscal year ended
	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2013	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2012	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2011
	($ in thousands)
Revenues:
Securities commissions and fees:
Equities	$73,181	$75,577	$77,680	$226,438	$57,695	$65,186	$69,685	$71,012	$263,578	$70,953	$75,904	$63,623	$66,082	$276,562
Fixed income products	24,353	23,111	22,138	69,602	14,793	14,495	28,318	26,092	83,698	15,389	16,081	14,571	14,152	60,193
Mutual funds	144,662	158,170	162,306	465,138	105,193	121,888	142,387	144,678	514,146	110,914	119,650	118,048	109,943	458,555
Fee-based accounts	242,568	246,695	260,096	749,359	169,555	181,570	226,137	231,099	808,361	152,916	165,924	180,121	186,711	685,672
Insurance and annuity products	83,318	87,669	81,819	252,806	64,148	64,917	86,104	88,459	303,628	57,912	69,421	67,255	66,457	261,045
New issue sales credits	27,455	23,963	20,249	71,667	21,319	20,607	23,621	17,264	82,811	22,847	18,690	19,454	14,599	75,590
Sub-total securities commissions and fees	595,537	615,185	624,288	1,835,010	432,703	468,663	576,252	578,604	2,056,222	430,931	465,670	463,072	457,944	1,817,617
Interest	25,534	23,915	24,313	73,762	21,832	22,846	25,800	25,388	95,866	19,827	19,782	21,237	21,426	82,272
Account and service fees:
Client account and service fees	42,694	39,380	39,899	121,973	31,465	33,292	40,652	43,464	148,873	32,102	29,689	30,250	31,633	123,674
Mutual fund and annuity service fees	38,383	40,862	42,697	121,942	31,993	31,897	34,755	37,869	136,514	24,510	26,654	29,876	29,241	110,281
Client transaction fees	3,851	4,207	4,527	12,585	6,855	7,131	3,986	3,575	21,547	9,312	9,382	7,080	8,388	34,162
Correspondent clearing fees	703	708	836	2,247	707	784	655	666	2,812	935	859	775	885	3,454
Account and service fees – all other	65	68	75	208	45	67	52	55	219	42	52	61	60	215
Sub-total account and service fees	85,696	85,225	88,034	258,955	71,065	73,171	80,100	85,629	309,965	66,901	66,636	68,042	70,207	271,786
Other	7,535	4,497	8,355	20,387	5,460	5,819	4,856	6,482	22,617	3,522	6,023	6,168	5,034	20,747
Total revenues	714,302	728,822	744,990	2,188,114	531,060	570,499	687,008	696,103	2,484,670	521,181	558,111	558,519	554,611	2,192,422

Interest expense	3,972	2,885	2,443	9,300	2,385	2,320	2,946	3,388	11,039	3,151	2,238	2,566	2,593	10,548
Net revenues	710,330	725,937	742,547	2,178,814	528,675	568,179	684,062	692,715	2,473,631	518,030	555,873	555,953	552,018	2,181,874

Non-interest expenses:
Sales commissions	431,749	442,859	451,923	1,326,531	319,037	349,969	402,410	419,870	1,491,286	314,939	345,271	337,958	334,039	1,332,207
Admin & incentive compensation and benefit costs	120,320	122,305	118,803	361,428	89,055	95,793	120,244	115,461	420,553	82,149	88,228	89,465	84,221	344,063
Communications and information processing	38,359	40,681	43,034	122,074	19,818	24,963	32,803	36,347	113,931	15,565	19,234	19,181	16,492	70,472
Occupancy and equipment	28,821	27,771	28,504	85,096	17,717	19,017	29,557	29,260	95,551	18,803	19,487	19,027	19,869	77,186
Business development	17,626	15,067	16,105	48,798	13,790	14,842	20,264	16,609	65,505	13,806	13,261	13,754	14,721	55,542
Clearance and other	20,005	23,670	25,514	69,189	18,644	15,916	13,304	23,850	71,714	16,576	24,222	23,003	18,644	82,445
Total non-interest expenses	656,880	672,353	683,883	2,013,116	478,061	520,500	618,582	641,397	2,258,540	461,838	509,703	502,388	487,986	1,961,915
Income before taxes and including noncontrolling interests	$53,450	$53,584	$58,664	$165,698	$50,614	$47,679	$65,480	$51,318	$215,091	$56,192	$46,170	$53,565	$64,032	$219,959
Noncontrolling interests	—	—	—	—	—	—	—	—	—	(72)	(150)	(75)	(43)	(340)
Pre-tax income excluding noncontrolling interests	$53,450	$53,584	$58,664	$165,698	$50,614	$47,679	$65,480	$51,318	$215,091	$56,264	$46,320	$53,640	$64,075	$220,299

Margin on net revenues	7.5%	7.4%	7.9%	7.6%	9.6%	8.4%	9.6%	7.4%	8.7%	10.8%	8.3%	9.6%	11.6%	10.1%

Exhibit 99.2

Raymond James Financial, Inc.
Capital Markets
Segment Results (Unaudited)

	Fiscal 2013				Fiscal 2012					Fiscal 2011
	Three months ended			Year to date	Three months ended				Fiscal year ended	Three months ended				Fiscal year ended
	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2013	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2012	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2011
	(in thousands)
Revenues:
Institutional sales commissions:
Equity	$55,910	$66,963	$65,441	$188,314	$51,251	$57,752	$60,315	$60,762	$230,080	$70,937	$71,242	$63,757	$55,385	$261,321
Fixed income	91,903	87,872	79,012	258,787	31,925	36,518	101,285	97,156	266,884	36,473	30,943	28,313	31,707	127,436
Sub-total institutional sales commissions	147,813	154,835	144,453	447,101	83,176	94,270	161,600	157,918	496,964	107,410	102,185	92,070	87,092	388,757
Securities underwriting fees	27,261	28,203	29,428	84,892	14,519	26,968	35,507	22,953	99,947	37,776	35,040	38,889	18,116	129,821
Tax credit funds syndication fees	4,269	4,686	8,689	17,644	4,475	11,202	7,854	8,162	31,693	4,195	6,003	3,362	22,502	36,062
Mergers & acquisitions fees	48,065	16,692	23,787	88,544	18,431	17,438	25,166	20,207	81,242	16,895	22,013	21,927	22,296	83,131
Private placement fees	5,094	2,422	3,163	10,679	1,918	1,903	4,299	2,885	11,005	140	75	329	1,396	1,940
Trading (loss) profit	7,996	7,277	(2,408)	12,865	8,092	11,226	13,224	17,884	50,426	5,846	14,549	7,004	(3,169)	24,230
Interest	6,389	5,639	5,883	17,911	4,493	4,575	7,417	6,445	22,930	5,690	6,704	5,742	4,826	22,962
Other	6,256	6,723	11,521	24,500	5,713	6,071	7,298	7,563	26,645	3,663	2,802	7,821	6,271	20,557
Total revenues	253,143	226,477	224,516	704,136	140,817	173,653	262,365	244,017	820,852	181,615	189,371	177,144	159,330	707,460
Interest expense	4,291	4,511	5,711	14,513	3,188	3,350	5,615	4,136	16,289	4,039	4,299	4,910	3,548	16,796
Net revenues	248,852	221,966	218,805	689,623	137,629	170,303	256,750	239,881	804,563	177,576	185,072	172,234	155,782	690,664

Non-interest expenses:
Sales commissions	61,334	60,264	53,764	175,362	29,279	32,011	59,152	61,367	181,809	39,627	34,736	31,171	29,653	135,187
Admin & incentive compensation and benefit costs	113,046	98,553	105,022	316,621	71,464	86,862	117,173	113,256	388,755	82,760	82,295	87,333	86,793	339,181
Communications and information processing	16,201	16,956	16,439	49,596	12,346	12,478	16,405	17,076	58,305	10,611	11,151	12,263	12,025	46,050
Occupancy and equipment	8,874	9,128	8,819	26,821	6,464	6,733	9,735	8,933	31,865	5,596	5,721	6,498	6,886	24,701
Business development	10,113	10,280	10,115	30,508	8,689	8,232	11,008	10,090	38,019	8,058	8,079	10,631	9,511	36,279
Losses of real estate partnerships held by consolidated variable interest entities	3,306	12,751	7,024	23,081	3,451	10,338	3,410	3,380	20,579	3,197	5,541	6,862	1,566	17,166
Impairment of goodwill associated with RJES	—	6,933	—	6,933	—	—	—	—	—	—	—	—	—	—
Clearance and all other	12,105	6,827	9,123	28,055	5,133	5,500	21,054	10,165	41,852	7,609	7,791	4,536	10,758	30,694
Total non-interest expenses	224,979	221,692	210,306	656,977	136,826	162,154	237,937	224,267	761,184	157,458	155,314	159,294	157,192	629,258
Income before taxes and including noncontrolling interests	23,873	274	8,499	32,646	803	8,149	18,813	15,614	43,379	20,118	29,758	12,940	(1,410)	61,406
Noncontrolling interests	(5,380)	(16,115)	(7,548)	(29,043)	(6,649)	(12,864)	(6,801)	(6,062)	(32,376)	(4,849)	(5,123)	(3,961)	(7,182)	(21,115)
Pre-tax income excluding noncontrolling interests	$29,253	$16,389	$16,047	$61,689	$7,452	$21,013	$25,614	$21,676	$75,755	$24,967	$34,881	$16,901	$5,772	$82,521

Exhibit 99.2

Raymond James Financial, Inc.
Other
Segment Results (Unaudited)

	Fiscal 2013				Fiscal 2012					Fiscal 2011
	Three months ended			Year to date	Three months ended				Fiscal year ended	Three months ended				Fiscal year ended
	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2013	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2012	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	September 30, 2011
	(in thousands)
Revenues
Interest	$3,289	$3,295	$4,109	$10,693	$2,072	$2,323	$3,412	$2,956	$10,763	$2,140	$1,741	$2,352	$2,326	$8,559
Investment banking	—	—	3,000	3,000	—	450	—	8	458	—	—	—	—	—
Investment advisory fees	361	361	342	1,064	325	194	538	191	1,248	238	237	238	237	950
Other	21,809	66,406	15,531	103,746	737	13,693	24,660	6,853	45,943	1,695	1,321	12,412	2,392	17,820
Total revenues	25,459	70,062	22,982	118,503	3,134	16,660	28,610	10,008	58,412	4,073	3,299	15,002	4,955	27,329

Interest expense	19,614	19,835	20,298	59,747	9,513	11,386	21,026	20,424	62,349	6,966	6,376	8,978	9,054	31,374
Net revenues	5,845	50,227	2,684	58,756	(6,379)	5,274	7,584	(10,416)	(3,937)	(2,893)	(3,077)	6,024	(4,099)	(4,045)

Non-interest expenses:
Compensation expense	9,624	10,261	12,715	32,600	8,959	7,837	11,349	10,675	38,820	9,310	6,480	6,617	6,898	29,305
Acquisition related expenses	17,382	20,922	13,449	51,753	—	19,604	20,955	18,725	59,284	—	—	—	—	—
Other expenses	(1,518)	(512)	2,242	212	703	(159)	(1,465)	(2,322)	(3,243)	495	(234)	44,607	(7,028)	37,840
Total non-interest expenses	25,488	30,671	28,406	84,565	9,662	27,282	30,839	27,078	94,861	9,805	6,246	51,224	(130)	67,145
Income before taxes and including noncontrolling interests	(19,643)	19,556	(25,722)	(25,809)	(16,041)	(22,008)	(23,255)	(37,494)	(98,798)	(12,698)	(9,323)	(45,200)	(3,969)	(71,190)
Noncontrolling interests	12,799	43,648	3,744	60,191	(10)	9,121	19,800	(989)	27,922	77	3,124	6,360	(9)	9,552
Pre-tax income excluding noncontrolling interests	$(32,442)	$(24,092)	$(29,466)	$(86,000)	$(16,031)	$(31,129)	$(43,055)	$(36,505)	$(126,720)	$(12,775)	$(12,447)	$(51,560)	$(3,960)	$(80,742)